UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38091	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Blvd., Suite 730 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 925-3777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

PRIOR TO AND AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, NATIONAL ENERGY SERVICES REUNITED CORP. (“NESR” OR THE “COMPANY”) HAS HELD AND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING NESR’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTIONS WITH GULF ENERGY SAOC (“GES”) AND NATIONAL PETROLEUM SERVICES (“NPS”), AS DESCRIBED HEREIN.

SHAREHOLDERS OF NESR AND OTHER INTERESTED PERSONS ARE ADVISED TO NESR’S DEFINITIVE PROXY STATEMENT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON MAY 8, 2018, IN CONNECTION WITH NESR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE NESR OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. NESR’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF NESR AS OF A RECORD DATE OF APRIL 27, 2018. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: NESR HOLDING COMPANY, 777 POST OAK BLVD., SUITE 730, HOUSTON, TEXAS 77056. THESE DOCUMENTS, ONCE AVAILABLE, AND NESR’S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED BUSINESS COMBINATION AND OTHER TRANSACTIONS DESCRIBED HEREIN OR OTHERWISE, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE CERTAIN STATEMENTS THAT MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” FOR PURPOSES OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS THAT REFER TO PROJECTIONS, FORECASTS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES, INCLUDING ANY UNDERLYING ASSUMPTIONS. THE WORDS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTENDS,” “MAY,” “MIGHT,” “PLAN,” “POSSIBLE,” “POTENTIAL,” “PREDICT,” “PROJECT,” “SHOULD,” “WOULD” AND SIMILAR EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THE ABSENCE OF THESE WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. FORWARD-LOOKING STATEMENTS MAY INCLUDE, FOR EXAMPLE, STATEMENTS ABOUT: THE PARTIES’ ABILITY TO EFFECT THE BUSINESS COMBINATION; THE BENEFITS OF THE BUSINESS COMBINATION; THE FUTURE FINANCIAL PERFORMANCE OF NESR FOLLOWING THE BUSINESS COMBINATION; AND CHANGES IN GES AND NPS STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, ESTIMATED REVENUES, AND LOSSES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT.

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE AS OF THE DATE HEREOF, AND CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS, AND INVOLVE A NUMBER OF JUDGMENTS, RISKS AND UNCERTAINTIES. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING NESR’S VIEWS AS OF ANY SUBSEQUENT DATE, AND NESR DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, NESR’S ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE: (I) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD DELAY THE BUSINESS COMBINATION OR GIVE RISE TO THE TERMINATION OF THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (II) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST NESR FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION; (III) THE INABILITY TO COMPLETE THE BUSINESS COMBINATION DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE SHAREHOLDERS OF NESR, OR OTHER CONDITIONS TO CLOSING IN THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (IV) THE RISK THAT THE PROPOSED BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF NESR, NPS OR GES AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE BUSINESS COMBINATION; (V) NESR’S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION AND THE ABILITY OF NESR TO GROW AND MANAGE GROWTH PROFITABLY FOLLOWING THE BUSINESS COMBINATION; (VI) COSTS RELATED TO THE BUSINESS COMBINATION; (VII) CHANGES IN APPLICABLE LAWS OR REGULATIONS; AND (VIII) THE POSSIBILITY THAT NESR, NPS OR GES MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN NESR’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING NESR, GES AND NPS, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO NESR, GES, NPS, AND GES’ AND NPS’ SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER NESR, NPS, GES, NPS SHAREHOLDERS NOR GES SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 8.01. Other Events.

On May 8, 2018, National Energy Services Reunited Corp. (“NESR”) announced that it has set its special meeting in lieu of an annual meeting of shareholders on May 18, 2018 with respect to its proposed business combination with Gulf Energy SAOC and National Petroleum Services (the “Business Combination”). The special meeting in lieu of an annual meeting of shareholders will be held at 2:00 PM ET on May 18, 2018 at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. NESR expects the Business Combination to close on May 25, 2018, subject to the satisfaction of certain closing conditions, including the approval of the Business Combination by NESR’s shareholders at the special meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release, dated May 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2018

NATIONAL ENERGY SERVICES REUNITED CORP.

By:	/s/ Sherif Foda
Name:	Sherif Foda
Title:	Chief Executive Officer